John Hancock Funds II

Supplement dated March 27, 2015

to the Statement of Additional Information dated December 1, 2014, as supplemented

John Hancock Fundamental All Cap Core Fund

John Hancock Fundamental Large Cap Value Fund

John Hancock Short Duration Credit Opportunities Fund

The Statement of Additional Information for John Hancock Fundamental All Cap Core Fund, John Hancock Fundamental Large Cap Value Fund, and John Hancock Short Duration Credit Opportunities Fund is revised to include the following Ticker symbols.

Fundamental All Cap Core Fund

Class	R4
Ticker Symbol	JFARX

Fundamental Large Cap Value Fund

Class	R4
Ticker Symbol	JFLRX

Short Duration Credit Opportunities Fund

Class	R2	R4	R6
Ticker Symbol	JHDOX	JHDCX	JSDEX

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.